Other Expense, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Other Income and Expenses [Abstract]
Other Expense, Net
(9)	OTHER EXPENSE, NET

	Three Months Ended March 31,
	2015	2014
Exchange losses, net	$8.7	$0.1
Management fees and expenses	—	0.8
Other (income) expense	(4.8)	3.6

Total	$3.9	$4.5

Our net exchange losses for the three months ended March 31, 2015 and 2014 consisted of remeasurement losses primarily related to intercompany transactions denominated in currencies different from the functional currency of the relevant subsidiary partially offset by gains on our Euro borrowings and our Venezuela operations, as discussed below.

Based on our participation in Venezuela’s Complementary System of Foreign Currency Administration (SICAD I) auction process during the year ended December 31, 2014, we changed the exchange rate we used to remeasure our Venezuelan subsidiary’s financial statements into U.S. dollars to an exchange rate of 12.0 to 1 at December 31, 2014. We determined that the exchange rate of 12.0 to 1 remained the appropriate rate at March 31, 2015 given that we believe the equity of our Venezuelan subsidiary would be realized through a dividend utilizing the auction process through SICAD I.

In February 2015, the Venezuelan government enacted additional changes to its foreign exchange regime. The changes maintain a three-tiered system, including the Official Rate determined by CENCOEX, which remains at 6.3 to 1, and the SICAD I auction market which continued to trade at 12.0 to 1. There was a third market, SICAD II, which has been eliminated and a new, alternative currency market, the Marginal Foreign Exchange System (“SIMADI”), has been created with a floating exchange rate generally based on supply and demand. At March 31, 2015 the exchange rate for the SIMADI market was approximately 180.0 to 1.

At March 31, 2015, our Venezuelan subsidiary was in a net monetary asset position of $13.7 million and had non-U.S. dollar denominated net non-monetary assets of $155.7 million. We continue to assess the impact, if any, of the SIMADI exchange rate as the government of Venezuela issues regulations to implement it, but at this time it is unclear based on the current governmental policies, when considered with the foreign exchange process and other circumstances in Venezuela, whether these events will have any financial impact on the operations of our Venezuelan subsidiary. A change of our exchange rate to the SIMADI exchange rate would potentially have a material impact on our unaudited condensed consolidated financial statements.

In March 2015, we acquired an additional 25% interest in an equity method investee for a purchase price of $4.3 million, which was previously accounted for as an equity method investment. As a result of the acquisition, we obtained a controlling interest and recognized a gain of $5.4 million on the remeasurement of our previously held equity interest as of the acquisition date. As a result of the acquisition, we consolidated the fair value of the net assets of the joint venture in our interim unaudited condensed consolidated balance sheet at March 31, 2015, with the excess of the purchase price over the net assets acquired resulting in preliminary goodwill of $12.5 million.

(13)	OTHER EXPENSE, NET

	Successor			Predecessor
	Year Ended December 31,		Period from August 24, 2012 through December 31,	Period from January 1, 2013 through January 31,	Year Ended December 31,
	2014	2013	2012	2013	2012
Exchange losses, net	$81.2	$48.9	$—	$4.5	$17.7
Management fees and expenses	16.6	3.1	—	—	—
Other	17.2	(3.5)	—	0.5	(1.4)

Total	$115.0	$48.5	$—	$5.0	$16.3

Our net foreign exchange losses for the year ended December 31, 2014 and 2013 consisted of remeasurement losses primarily related to intercompany transactions denominated in currencies different from the functional currency of the relevant subsidiary partially offset by gains on our Euro borrowings and our Venezuela operations, as discussed below.

Based on changes to the Venezuelan currency exchange rate mechanisms in 2014 and our participation in Venezuela’s Complementary System of Foreign Currency Administration (SICAD I) auction process during the year ended December 31, 2014, we changed the exchange rate we used to remeasure our Venezuelan subsidiary’s financial statements into U.S. dollars. The exchange rate was determined by such auction process, which was 12.0 to 1 as of December 31, 2014 compared to the historical indexed rate of 6.3 to 1. We determined that the exchange rate of 12.0 to 1 was appropriate given trends in the SICAD 1 auction process. Further, we also believe the equity of our Venezuelan subsidiary would be realized through a dividend utilizing the auction process through SICAD I. The devaluations of the exchange rates resulted in net gains of $17.0 million for the year ended December 31, 2014 primarily due to our Venezuelan operations being in a net monetary liability position.

In February 2015, the Venezuelan government enacted additional changes to its foreign exchange regime. The changes maintain a three-tiered system, including the Official Rate determined by CENCOEX, which remains at 6.3 to 1, and the SICAD I auction market which continued to trade at 12.0 to 1. The SICAD II market has been eliminated and a new, alternative currency market, the Marginal Foreign Exchange System (“SIMADI”), has been created with a floating exchange rate generally based on supply and demand. An initial exchange rate for the SIMADI market was established at approximately 170.0 to 1.

At December 31, 2014, our Venezuelan subsidiary was in a net monetary liability position of $9.1 million and had non-U.S. Dollar denominated net non-monetary assets of $150.9 million. We continue to assess the impact, if any, of these changes as the government of Venezuela issues regulations to implement them, but at this time it is unclear based on the current governmental policies, when considered with the foreign exchange process and other circumstances in Venezuela, whether these events will have any financial impact on the operations of our Venezuelan subsidiary.